+===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 26, 2008

                         Commission File Number 33-89506



                         Berthel Growth & Income Trust I
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Iowa                                              52-1915821
 ----------------------                         -------------------------------
(State of Incorporation)                       (IRS Employer Identification No.)


                          701 Tama Street, Marion, Iowa          52302
                     --------------------------------------     --------
                    (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 26, 2008, the registrant's wholly owned subsidiary, Berthel SBIC, LLC executed and delivered a Consent Order and Judgment to the United States Small Business Administration (the "SBA"). The Consent Order and Judgment provides for the appointment of a receiver for Berthel SBIC, LLC for the purpose of marshalling and liquidating in an orderly manner all of its assets and satisfying all of the claims of creditors. The Consent Order and Judgment is filed herewith as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

    (d)  Exhibits.

         The following exhibit is furnished herewith.

         Exhibit   99.1   Consent Order and Judgment.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berthel Growth & Income Trust I
---------------------------------------
(Registrant)

November 26, 2008
---------------------------------------
(Date)

/s/  Ronald O. Brendengen
---------------------------------------
     Ronald O.  Brendengen,
     Chief Financial Officer of Berthel
     Fisher & Company Planning, Inc.,
     Trust Advisor